Exhibit 99.1

             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                JANUARY 21, 2002

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM             Shipyard                -
----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted       Seneca Resources
----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted          DOTS/Seneca
----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion
----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                     Gabon          Contracted             Shell
----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                     North Sea      Contracted             Veba
----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM             Stacked                 -
----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class                Australia      Contracted            Woodside
----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                   Namibia          Contracted             Shell
----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                     Vietnam          Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted           Anadarko
----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted            Walter
----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted         Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Westport
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             Shell
                                 Pacesetter
----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------
Ocean Rover            6,500'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

TABLE CONTINUED......

RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Crusader          one well plus two        early December 2001   early February 2002
                        completions
------------------------------------------------------------------------------------------------
Ocean Drake             60-day extension plus    mid December 2001      late January 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Champion                     -             early August 2001      early February 2002
------------------------------------------------------------------------------------------------
Ocean Columbia          one workover plus        late December 2001     early February 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Spartan           120-day extension plus   early December 2001    late March 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Spur              120-day extension        early October 2001     early February 2002
------------------------------------------------------------------------------------------------
Ocean Sovereign         two-year term            mid September 2000     early October 2002
------------------------------------------------------------------------------------------------
Ocean Heritage          one-year term            late January 2001      mid February 2002

------------------------------------------------------------------------------------------------
Ocean King              one well                 late December 2001     mid March 2002
------------------------------------------------------------------------------------------------
Ocean Nugget            one workover             early January 2002     late January 2002
------------------------------------------------------------------------------------------------
Ocean Summit            one well                 mid December 2001      late January 2002
------------------------------------------------------------------------------------------------
Ocean Warwick           90 day extension plus    early January 2002     early April 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Titan             one-well plus option     late September 2001    late January 2002
------------------------------------------------------------------------------------------------
Ocean Tower             drill and complete       late October 2001      late January 2002
                        one-well plus option
------------------------------------------------------------------------------------------------
Ocean Liberator         one well                 mid December 2001      mid January 2002
------------------------------------------------------------------------------------------------
Ocean Century                      -                       -            -
------------------------------------------------------------------------------------------------
Ocean Ambassador        one well plus options    early January 2002     mid February 2002
                        for 2 completions
------------------------------------------------------------------------------------------------
Ocean Nomad             two wells                late November 2001     early April 2002
------------------------------------------------------------------------------------------------
Ocean New Era                      -                       -            -
------------------------------------------------------------------------------------------------
Ocean Bounty            one well                 early January 2002     early February 2002
------------------------------------------------------------------------------------------------


                                        1


RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Guardian          nine months plus         mid May 2001           mid February 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Princess          three-month term         early December 2001    late March 2002
------------------------------------------------------------------------------------------------
Ocean Whittington       two wells plus 2         early January 2002     early June 2002
                        options
------------------------------------------------------------------------------------------------
Ocean Epoch             five wells plus          early December 2001    early June 2002
                        options
------------------------------------------------------------------------------------------------
Ocean General           two wells plus two       mid January 2002       late February 2002
                        options
------------------------------------------------------------------------------------------------
Ocean Prospector                   -                       -            -
------------------------------------------------------------------------------------------------
Ocean Endeavor          one well                 mid December 2001      early February 2002
------------------------------------------------------------------------------------------------
Ocean Concord           one well                 early December 2001    late January 2002
------------------------------------------------------------------------------------------------
Ocean Lexington         nine month term plus     early June 2001        early March 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Saratoga          subsea completion        late December 2001     late January 2002
------------------------------------------------------------------------------------------------
Ocean Yorktown          15-well development      mid September 2001     late August 2003
------------------------------------------------------------------------------------------------
Ocean Voyager           one well plus option     early November 2001    mid March 2002
------------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus      early November 1998    early November 2003
                        option
------------------------------------------------------------------------------------------------
Ocean Worker            four-year term plus      mid January 1998       mid January 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Quest             one well                 early November 2001    late January 2002
------------------------------------------------------------------------------------------------
Ocean Winner            18-month extension       early July 2001        early November 2002
------------------------------------------------------------------------------------------------
Ocean Alliance          two-year contract        early September 2000   early September 2002
------------------------------------------------------------------------------------------------
Ocean Star              two wells plus two-well  early January 2002     early February 2002
                        option
------------------------------------------------------------------------------------------------
Ocean Victory           two month extension      mid January 2002       mid March 2002
------------------------------------------------------------------------------------------------
Ocean America           one well assignment      early April 2001       early February 2002
                        from BP
------------------------------------------------------------------------------------------------


                                        2

RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Valiant           three wells              early January 2002     mid July 2002
------------------------------------------------------------------------------------------------
Ocean Baroness                     -                       -            early March 2002
------------------------------------------------------------------------------------------------
Ocean Rover                        -                       -            Second Quarter 2003
------------------------------------------------------------------------------------------------
Ocean Confidence        five-year term           early January 2001     early January 2006
------------------------------------------------------------------------------------------------
Ocean Clipper           three-year term          mid January 2000       early January 2003
------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

TABLE CONTINUED......

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         lower 20's      available
-------------------------------------------------------------------------------------------
Ocean Drake            lower 20's      available
-------------------------------------------------------------------------------------------
Ocean Champion                -        shipyard for inspection and repair then available
-------------------------------------------------------------------------------------------
Ocean Columbia         lower 20's      available
-------------------------------------------------------------------------------------------
Ocean Spartan          mid 40's        available
-------------------------------------------------------------------------------------------
Ocean Spur             lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Heritage         mid 30's        one well and one workover plus option with Nexen in
                                       Australia in lower 80's ending in early April 2002.
-------------------------------------------------------------------------------------------
Ocean King             mid 20's        available
-------------------------------------------------------------------------------------------
Ocean Nugget           upper teens     available
-------------------------------------------------------------------------------------------
Ocean Summit           upper teens     available
-------------------------------------------------------------------------------------------
Ocean Warwick          mid 20's        available
-------------------------------------------------------------------------------------------
Ocean Titan            lower 50's      one well plus options with Dominion in lower 20's
                                       ending mid February 2002.
-------------------------------------------------------------------------------------------
Ocean Tower            lower 20's      available
-------------------------------------------------------------------------------------------
Ocean Liberator        upper 50's      available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------
Ocean Ambassador       mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Nomad            lower 70's      available
-------------------------------------------------------------------------------------------
Ocean New Era                 -        available
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 90's      available
-------------------------------------------------------------------------------------------


                                       1

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 70's      five-well extension with Shell in lower 90's ending
                                       mid October 2002.
-------------------------------------------------------------------------------------------
Ocean Princess         upper 70's      Completion of a previous well in lower 40's
                                       beginnning early January and ending early February
                                       2002.
-------------------------------------------------------------------------------------------
Ocean Whittington      upper 50's      available
-------------------------------------------------------------------------------------------
Ocean Epoch            lower 60's      Rate change after 3/1/02 to lower 70's ending early
                                       June 2002.
-------------------------------------------------------------------------------------------
Ocean General          upper 90's      available
-------------------------------------------------------------------------------------------
Ocean Prospector              -                                 -
-------------------------------------------------------------------------------------------
Ocean Endeavor         lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Concord          mid 30's        available
-------------------------------------------------------------------------------------------
Ocean Lexington        upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Saratoga         lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      available
-------------------------------------------------------------------------------------------
Ocean Voyager          lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------
Ocean Worker           120's           two abandonments with Shell in upper 50's ending
                                       early February 2002; followed by survey ending early
                                       March 2002.
-------------------------------------------------------------------------------------------
Ocean Quest            lower 80's      eight month contract plus options with Kerr McGee in
                                       lower 80's ending late July 2002.
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Star             110's           30-day scheduled survey ending early March 2002.
-------------------------------------------------------------------------------------------
Ocean Victory          110's           available
-------------------------------------------------------------------------------------------
Ocean America          110's           available
-------------------------------------------------------------------------------------------


                                        2

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Valiant          lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Baroness                -        two wells plus options with Murphy in 170's ending
                                       mid August 2002.
-------------------------------------------------------------------------------------------
Ocean Rover                   -        available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico






                                       3